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                                                                    EXHIBIT 21.1

                       ANIXTER INTERNATIONAL SCHEDULE 21

                              LIST OF SUBSIDIARIES

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                                                                 JURISDICTION
COMPANY NAME                                                    OF INCORPORATION
------------                                                    ----------------
Anixter Inc. ...............................................    Delaware
  Anixter Argentina S.A. ...................................    Argentina
  Anixter Canada Inc. ......................................    Canada
     WireXpress Ltd. .......................................    Canada
  Anixter Colombia S.A. ....................................    Colombia
  Anixter de Mexico, S.A. de C.V. ..........................    Mexico
  Anixter Holdings, Inc. ...................................    Delaware
  Anixter Venezuela Inc. ...................................    Delaware
  Anixter Financial Inc. ...................................    Delaware
     Anixter Europe Holdings B.V. ..........................    Netherlands
       Anixter Austria GmbH.................................    Austria
       Anixter Belgium N.V. ................................    Belgium
       Anixter Denmark A/S .................................    Denmark
       Anixter Deutschland GmbH.............................    Germany
       Anixter Espana S.A. .................................    Spain
       Anixter France S.A. .................................    France
       Anixter Network Systems Greece, L.L.C. ..............    Greece
       Anixter Iletsim Sistemleri Pazarlama ve Ticaret
        A.S. ...............................................    Turkey
       Anixter International N.V./S.A. .....................    Belgium
       Anixter Italia S.r.1. ...............................    Italy
       Anixter International Ltd. (U.K.)....................    England
          Anixter U.K. Ltd. ................................    England
       Anixter Logistics, Europe N.V. ......................    Belgium
       Anixter Nederland B.V. ..............................    Netherlands
       Anixter Norge A.S. ..................................    Norway
       Anixter Poland Sp.z.o.o. ............................    Poland
       Anixter Portugal S.A. ...............................    Portugal
       Anixter Switzerland S.A./A.G. .......................    Switzerland
       Anixter Sverige AB (Sweden)..........................    Sweden
     Anixter Singapore Pte Ltd. ............................    Singapore
     Anixter Hong Kong Limited..............................    Hong Kong
  Anixter Australia Pty. Ltd. ..............................    Australia
  Anixter Thailand Inc. ....................................    Delaware
  Anixter Puerto Rico, Inc. ................................    Delaware
  Anixter do Brasil Ltda. ..................................    Brazil
  Anixter Philippines Inc. .................................    Delaware
  WireXpress, Inc. .........................................    Illinois
  Anixter-Real Estate, Inc. ................................    Illinois
  Anixter -- Frontier (JV)..................................    New York
  Anixter -- Lincoln (JV)...................................    Nebraska
  Anixter Information Systems Corporation...................    Illinois
B.E.L. Corporation..........................................    Delaware
Foreign Investments, Inc. ..................................    Delaware
GL Holding of Delaware, Inc. ...............................    Delaware
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
                                                                                                 JURISDICTION
COMPANY NAME                                                                                   OF INCORPORATION
------------                                                                                   ----------------

  Itel Corporation............................................................................  California
     Itel Container Corporation International.................................................  California
Itel Container Ventures Inc. .................................................................  Delaware
Itel Distribution Systems, Inc. ..............................................................  Delaware
Itel Rail Holdings Corporation................................................................  Delaware
  Fox River Valley Railroad Corporation.......................................................  Wisconsin
  Green Bay and Western Railroad Company......................................................  Wisconsin
     Michigan & Western Railroad Company......................................................  Michigan
  Hartford and Slocomb Railroad Company.......................................................  Wisconsin
  McCloud River Railroad Company..............................................................  California
  Rex Leasing, Inc. ..........................................................................  New Jersey
  Signal Capital Corporation..................................................................  Delaware
     SC Arizona, Inc. ........................................................................  Delaware
     SC Connecticut, Inc. ....................................................................  Delaware
       Richdale, Ltd..........................................................................  Delaware
     Signal Capital Projects, Inc.............................................................  Delaware
       Signal Capital Norwalk, Inc............................................................  Delaware
Seacoast Capital Corp. .......................................................................  Delaware
Seacoast Capital Corp. II.....................................................................  Delaware
  Seacoast Capital Partners L.P. .............................................................  Delaware
Plainsboro Holding Corporation................................................................  Delaware
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